UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2020
UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8410 West Bryn Mawr, Chicago, Illinois 60631
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $1 par value	USM	New York Stock Exchange
6.95% Senior Notes due 2060	UZA	New York Stock Exchange
7.25% Senior Notes due 2063	UZB	New York Stock Exchange
7.25% Senior Notes due 2064	UZC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders on May 19, 2020, the following number of votes were cast for the matters indicated. The following voting results are final.

1.Election of Directors.

The following directors received the following votes and were elected:

a. For the election of three Directors of United States Cellular Corporation (U.S. Cellular) by the holders of Common Shares:

Nominee	For	Withhold	Broker Non-vote
J. Samuel Crowley	47,649,835	3,041,181	537,667
Gregory P. Josefowicz	49,636,794	1,054,222	537,667
Cecelia D. Stewart	49,705,220	985,796	537,667

b. For the election of eight Directors of U.S. Cellular by the holder of Series A Common Shares:

Nominee	For	Withhold	Broker Non-vote
LeRoy T. Carlson, Jr.	330,058,770	—	—
Walter C. D. Carlson	330,058,770	—	—
Ronald E. Daly	330,058,770	—	—
Harry J. Harczak, Jr.	330,058,770	—	—
Michael S. Irizarry	330,058,770	—	—
Kenneth R. Meyers	330,058,770	—	—
Peter L. Sereda	330,058,770	—	—
Kurt B. Thaus	330,058,770	—	—

2.Proposal to ratify the selection of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for 2020.

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
380,797,845	419,017	70,591	—

3.Proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in U.S. Cellular's Proxy Statement dated April 9, 2020 (commonly known as "Say-on-Pay").

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
377,243,566	3,436,454	69,766	537,667

Item 9.01.  Financial Statements and Exhibits
(d)   The following exhibits are being filed herewith:

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES CELLULAR CORPORATION
(Registrant)

Date:	May 22, 2020	By:	/s/ Douglas W. Chambers
Douglas W. Chambers
Senior Vice President, Chief Financial Officer and Treasurer
(principal financial officer)